UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Cummings Center Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

(978) 922-3080
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ARA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On January 25, 2021, pursuant to that certain Agreement and Plan of Merger, dated as of October 1, 2020 (the “Merger Agreement”), by and among American Renal Associates Holdings, Inc., a Delaware corporation (“ARA”), IRC Superman Midco, LLC, a Delaware limited liability company (“Parent”) and an affiliate of Nautic Partners, LLC, and Superman Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into ARA (the “Merger”), with ARA continuing as the surviving corporation and a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of ARA common stock, par value $0.01 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) any shares of Common Stock owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent immediately prior to the Effective Time, (ii) shares of Common Stock owned by ARA, including shares held in treasury by ARA, and (iii) shares of Common Stock owned by stockholders of ARA who had properly demanded and not withdrawn a demand for appraisal rights under Delaware law), was cancelled and extinguished and automatically converted into the right to receive $11.50 in cash (the “Per Share Merger Consideration”), payable to the holder thereof, without interest and less any applicable withholding taxes.

Immediately prior to the Effective Time, each option to purchase shares of Common Stock under any Company stock plan that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, vested in full and was cancelled and converted into the right to receive a cash payment equal to the product of the total number of shares of our Common Stock underlying the option multiplied by the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price of the option, less applicable withholding taxes. Options with a per share exercise price equal to or exceeding the Per Share Merger Consideration were cancelled without payment.

Immediately prior to the Effective Time, each award of restricted stock and restricted stock units under any Company stock plan covering shares of Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, vested in full and was cancelled and converted into the right to receive a cash payment equal to the product of the Per Share Merger Consideration and the aggregate number of shares of Common Stock subject to the award, less applicable withholding taxes. The definitive proxy statement of ARA, filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2020, and the supplemental disclosure to the proxy statement of ARA, filed with the SEC on January 6, 2021 (collectively, the “Proxy Statement”), which are incorporated herein by reference, contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of ARA in the Merger.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Explanatory Note of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

On January 25, 2021, in connection with the consummation of the Merger, American Renal Holdings Inc., a Delaware corporation (“Borrower”) and an indirect subsidiary of ARA, repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Credit Agreement, dated as of June 22, 2017, by and among Borrower, American Renal Holdings Intermediate Company, LLC, a Delaware limited liability company, the lenders party thereto and Truist Bank (successor by merger to SunTrust Bank), as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, the “Credit Agreement”), and terminated all commitments thereunder. The termination of the Credit Agreement became effective at the Effective Time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated herein by reference.

The description of the Merger Agreement and the Merger contained herein is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Report and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

On January 25, 2021, in connection with the consummation of the Merger, ARA notified the New York Stock Exchange (the “NYSE”) that a certificate of merger was filed with the Secretary of State of the State of Delaware. ARA requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b). As a result, trading of the Common Stock, which trades under the ticker symbol “ARA” on the NYSE, will be suspended prior to the opening of trading on the NYSE on January 26, 2021.

ARA intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting (i) the termination of ARA’s registration and reporting obligations under Section 12 of the Exchange Act with respect to the Common Stock and (ii) the suspension of ARA’s reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

In connection with the Merger and at the Effective Time, holders of the Common Stock immediately prior to such time ceased to have any rights as stockholders of ARA (other than their right to receive the Per Share Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note and Item 2.01, Item 3.01 and Item 3.03 of this Report is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of ARA occurred and ARA became a wholly owned subsidiary of Parent. Parent funded the acquisition through a combination of debt and equity financing. Additional information regarding the debt and equity financing is contained in the Proxy Statement, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of ARA’s board of directors (the “Board”) resigned from and ceased serving on the Board and any and all committees thereof. No director resigned as a result of any disagreement with ARA on any matter relating to ARA’s operations, policies or practices. The members of the Board immediately prior to the Effective Time were Joseph A. Carlucci, Syed T. Kamal, Michael E. Boxer, Susanne V. Clark, Thomas W. Erickson, Robert H. Fish, Jeremy W. Gelber, Jared S. Hendricks, Christopher J. Hocevar and John M. Jureller.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, as of the Effective Time (i) the directors of Merger Sub immediately prior to the Effective Time became the directors of ARA and (ii) the officers of ARA prior to the Effective Time ceased to be officers of ARA and the officers of Merger Sub immediately prior to the Effective Time became the officers of ARA.  Immediately following the Effective Time, Scott Hilinski resigned as the President of ARA and Syed T. Kamal was appointed as the President of ARA.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, (i) the certificate of incorporation of ARA as the surviving corporation was amended and restated in its entirety to be identical to the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation set forth therein was changed to the name of ARA (such amended and restated certificate of incorporation of ARA, the “Fourth Amended and Restated Certificate of Incorporation”), and (ii) the bylaws of ARA as the surviving corporation were amended and restated in their entirety to be identical to the bylaws of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation set forth therein was changed to the name of ARA (such amended and restated bylaws of ARA, the “Second Amended and Restated Bylaws”).

The Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Second Amended and Restated Bylaws are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2021, ARA issued a press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of October 1, 2020, by and among American Renal Associates Holdings, Inc., IRC Superman Midco, LLC and Superman Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to the Current Report on Form 8-K/A filed with the SEC on October 2, 2020 (File No. 001-37751)).

3.1	Fourth Amended and Restated Certificate of Incorporation of American Renal Associates Holdings, Inc.

3.2	Second Amended and Restated Bylaws of American Renal Associates Holdings, Inc.

99.1	Press Release, dated January 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

*
The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. ARA will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021	AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

	By:	/s/ Nick Mendez
	Name:	Nick Mendez
	Title:	Chief Executive Officer